Prepaid expenses (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Sep. 30, 2025
Prepaid expenses
Prepaid expenses	$ 321	$ 187
Prepaid insurance	42	5
Prepaid purchases	11,094	5,825
Deposits for Jamestown equipment	21,100	6,608
Total	$ 32,557	$ 12,625